UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DOGWOOD THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dogwood Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

April 27, 2026

To our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Dogwood Therapeutics, Inc. (the “Annual Meeting”), to be held virtually at https://edge.media-server.com/mmc/go/dwtx2026agm on Tuesday, June 16, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location at no cost, provides for cost savings to Dogwood Therapeutics, Inc. (the “Company”) and our stockholders and reduces the environmental impact of our Annual Meeting.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”) and 2026 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we strongly urge you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

This proxy statement and enclosed proxy card are first being mailed on or about April 28, 2026. If you have any questions with respect to voting, please call our Chief Financial Officer and Secretary, Angela Walsh, at 1- 866- 620-8655.

Thank you for your continued support of and ownership in our Company. We look forward to your participation at the Annual Meeting.

Best regards,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Dogwood Therapeutics, Inc.

44 Milton Avenue

Alpharetta, GA 30009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2026

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Dogwood Therapeutics, Inc. (the “Company”) will be held virtually at https://edge.media-server.com/mmc/go/dwtx2026agm on Tuesday, June 16, 2026, at 10:00 a.m. Eastern Time, to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of the seven director nominees named in the accompanying Proxy Statement;
2.	Ratification of the selection of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	Vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance;
4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation (“Say-on-Frequency” vote);
5.	Advisory vote on the compensation of our named executive officers (“Say-on-Pay” vote); and
6.	Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of 2026 Annual Meeting of Stockholders (the “Notice”).

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1); “FOR” the proposal to ratify Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); “FOR” the vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance (Proposal 3); “1 YEAR” for the proposal on the Say-on-Frequency vote (Proposal 4); and “FOR” the proposal on the Say-on-Pay vote (Proposal 5).

The Board of Directors has fixed the close of business on April 21, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Thank you for your ongoing support of and interest in Dogwood Therapeutics, Inc.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Alpharetta, Georgia

April 27, 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about April 28, 2026. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available to beneficial holders of our common stock and record holders of our common stock at https://ir.dwtx.com/events-presentations/meeting.

i

Dogwood Therapeutics, Inc.

44 Milton Avenue

Alpharetta, Georgia 30009

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 16, 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 16, 2026

Copies of this Proxy Statement, form of proxy card, and Annual Report on Form 10-K (the “Annual Report”), are available at https://ir.dwtx.com/events-presentations/meeting.

Your vote is important. Please vote in one of these ways:

1)	BY INTERNET: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card;
2)	BY TELEPHONE: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card;
3)	IN WRITING: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
4)	AT THE ANNUAL MEETING: Follow the instructions that will be available at https://edge.media-server.com/mmc/go/dwtx2026agm during the virtual Annual Meeting.

This Proxy Statement and the accompanying proxy card and Annual Report are intended to be sent or given to stockholders of Dogwood Therapeutics, Inc. (the “Company”, “Dogwood”, “we”, “us” or “our”) on or about April 28, 2026, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on Tuesday, June 16, 2026, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q:	Why am I receiving these materials?
A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. These proxy solicitation materials are being mailed on or about April 28, 2026 to our stockholders of record as of the close of business on April 21, 2026 (the “Record Date”).

Q:	What is included in these materials?
A:	These materials include:
●	this Proxy Statement for the Annual Meeting;
●	a proxy card for the Annual Meeting; and
●	our Annual Report on Form 10-K.
Q:	Who is entitled to vote?
A:

Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days prior to the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Corporate Secretary at 1-866-620-8655 to arrange an inspection. The list will also be available on request during the Annual Meeting.

Q:	How many shares of common stock can vote?
A:

There were [33,401,553] shares of our common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q:	What may I vote on?
A:	You may vote on the following matters:
1.	the election of seven directors who have been nominated to serve on our Board;
2.	the ratification of the selection of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.	the vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance;
4.	an advisory vote on the frequency of future advisory votes on named executive officer compensation (“Say-on-Frequency” vote);
5.	an advisory vote on the compensation of our named executive officers (“Say-on-Pay” vote); and
6.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q:	Will any other business be presented for action by stockholders at the Annual Meeting?
A:

Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, 3, 4 and 5. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Board recommend that I vote on each of the proposals?
A:

Our Board recommends a vote “FOR” each of the director nominees; a vote “FOR” the ratification of Forvis Mazars, LLP as our independent registered public accounting firm for the year ending December 31, 2026; a vote “FOR” the vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance; a vote of “1 YEAR” for the Say-on-Frequency vote; and a vote “FOR” the Say-on-Pay vote.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the meeting, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the seven director nominees, “FOR” the ratification of Forvis Mazars, LLP as our independent registered public accounting firm, “FOR” the vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance, “1 YEAR” for the Say-on-Frequency vote, and “FOR” the Say-on-Pay vote, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, please follow the instructions that will be available at https://edge.media-server.com/mmc/go/dwtx2026agm during the Annual Meeting.

If you hold your shares of the Company through a broker, bank or other nominee (i.e., you are a “beneficial owner”): your shares are held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not be able to vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

Even if you plan to virtually attend the Annual Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	What are the procedures for attending and participating in the Annual Meeting?
A:

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will be conducted online. To participate in the virtual meeting, visit https://edge.media-server.com/mmc/go/dwtx2026agm (the “Annual Meeting Website”) and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Online check-in to the Annual Meeting will begin at 9:45 a.m. Eastern Time, and we encourage stockholders to log in early to allow ample time to test their computer audio system.

To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in- person stockholder meeting?
A:

Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and, if appropriate, answered by the speakers.

Q:	What is a proxy?
A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Greg Duncan and Angela Walsh. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1, Proposal 3, Proposal 4, and Proposal 5 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 2; however, they will not have this discretionary authority with respect to non-routine matters, including Proposal 1, Proposal 3, Proposal 4, and Proposal 5. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. A broker non-vote or an abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote or that requires the affirmative vote of a majority of the shares outstanding will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q:	What if I want to change my vote or revoke my proxy?
A:

A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.proxyvote.com and log in using your 16-digit control number provided on your proxy card, or voting instruction form, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	What is a quorum?
A:

The holders of one-third of the [33,401,553] shares of common stock outstanding and entitled to vote as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:	What vote is required to approve each proposal?
A:

Proposal 1: Election of directors: A plurality of the votes of those present or represented by proxy and entitled to vote with respect to this proposal is required for the election of directors. This means that the seven director nominees with the most votes will be elected as directors of the Company. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum. Broker non- votes will have no effect on Proposal 1.

Proposal 2: Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have the same effect as a vote “AGAINST.”

Proposal 3: Vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance: A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on Proposal 3.

Proposal 4: Advisory vote on the frequency of future advisory votes on named executive officer compensation (“Say-on-Frequency” vote): A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. With respect to Proposal 4, you may vote “1 YEAR”, “2 YEARS”, “3 YEARS” or “ABSTAIN”. The frequency that receives the affirmative vote of the majority of the votes present and entitled to vote thereon at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then the Board will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Broker non-votes will have no effect on Proposal 4.

Proposal 5: Advisory vote on the compensation of our named executive officers (“Say-on-Pay” vote): A majority of the shares of stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on Proposal 5.

Q:	What if additional proposals are presented at the Annual Meeting?
A:

We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?
A:

Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q:	How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?
A:

Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 0.3% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the seven director nominees set forth in this Proxy Statement; in favor of the ratification of the selection of Forvis Mazars, LLP as our independent registered public accounting firm for the year ending December 31, 2026; in favor of the vote to approve the amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance; in favor of the advisory vote for “1 Year” for the Say-on-Frequency vote; and in favor of the advisory vote to approve the Say-on-Pay vote.

Q:	Who will count the votes?
A:	A representative of Equiniti Trust Company, LLC, acting as the inspector of election, will tabulate and certify the votes.
Q:	Who can attend the Annual Meeting?
A:	All stockholders as of the Record Date are invited to attend the Annual Meeting.
Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. If you have any questions about submitting your proxy or require assistance, please contact our Corporate Secretary, Angela Walsh, at 1-866-620-8655.

Q:	Where can you find the voting results?
A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.
Q:	Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?
A:

Forvis Mazars, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and audited our financial statements for such fiscal year. Forvis Mazars, LLP has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2026. We expect that one or more representatives of Forvis Mazars, LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q:	Why are you being asked to ratify the selection of Forvis Mazars, LLP?
A:

Although stockholder approval of our Audit Committee’s selection of Forvis Mazars, LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Forvis Mazars, LLP, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of seven members. Upon the adjournment of our 2026 Annual Meeting of Stockholders, our Board will continue to consist of seven members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

	Director				Board Committees
Name	Since	Age	Independent	Position	Audit	Compensation	Nominating
Greg Duncan	2018	61		Chairman of the Board and CEO
Abel De La Rosa, Ph.D.	2020	63	√	Director	√	√
David Keefer	2018	73	√	Director	√	√	√
John C. Thomas, Jr.	2020	72	√	Director	√
Melvin Toh, M.B.B.S.	2024	59		Director
Richard J. Whitley, M.D.	2020	80	√	Director		√	√
Alan Yu	2024	70		Director

Nominees for Election to the Board of Directors for a Term Expiring at the 2027 Annual Meeting

Greg Duncan

Mr. Duncan has served as a member of our Board since 2018, as CEO since April 2020 and Chairman of the Board since July 2020. Since November 2020, Mr. Duncan has served as a director of CorMedix Inc. (NYSE American: CRMD), a biopharmaceutical company focused on developing and commercializing therapeutic products for the prevention and treatment of infectious and inflammatory diseases. Previously, from January 2014 to March 2020, Mr. Duncan was President and Chief Executive Officer of Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare disease. Prior to Celtaxsys, from 2007 to 2013, Mr. Duncan served as a President at Belgium-based UCB, a specialty pharma entity developing and commercializing medicines for immunologic and central nervous system disorders, including serving as an Executive Committee Member for three years. Before joining UCB, from 1989 to 2007, Mr. Duncan was employed at Pfizer, Inc. During his tenure at Pfizer, he held several executive U.S. and international appointments, including President of Pfizer’s $1.5 billion Latin America Operations and Senior Vice President of US Marketing. His operational teams had accountability for many household named pharmaceutical brands including Lipitor, Zoloft, Viagra, Celebrex, Aricept, Lyrica and Zithromax (ZPack). In addition, Mr. Duncan has served as director for Biotie Therapeutics, the American Psychiatric Foundation, Bio International Organization (BIO), Southeast BIO and the Georgia Bio industry association groups. Mr. Duncan holds a Master’s Degree in Business Administration from Emory University in Atlanta, GA, and a Bachelor’s Degree in Economics from the State University of New York in Albany, NY.

We believe that Mr. Duncan is qualified to serve on our board of directors due to his significant experience in the pharmaceutical industry and the development of candidates.

Abel De La Rosa, Ph.D.

Dr. De La Rosa has served as a member of our Board since December 2020. Dr. De La Rosa was the Chairman of the Board of Antios Therapeutics from 2020 to 2023 and before then, served as chief executive officer from 2018 to 2020. As co-founder and chief executive officer, he led Antios from an early stage idea to a clinical-stage biopharmaceutical company. Dr. De La Rosa was a member of the board of directors of Celtaxsys, Inc. from 2012- 2020. He was the Chief Scientific Officer of Drug Innovation Ventures at Emory (DRIVE) and the Emory Institute for Drug Development (EIDD) at Emory University from 2012 to 2018, focused on the discovery and development of antiviral drugs for the treatment of viral diseases of unmet medical need and global concern. Prior to joining Emory University, Dr. De La Rosa was Senior Vice President of Business Development and Scientific Affairs at Pharmasset, from 2002 until its acquisition by Gilead Sciences (Nasdaq: GILD) for $11 billion in 2012, where he was responsible for licensing, strategic transactions, and alliance management of collaborations and partnerships with pharmaceutical companies and universities. Prior to Pharmasset, Dr. De La Rosa held both scientific and business positions at Visible Genetics, Innogenetics, Boston Biomedica, and Digene. He is an inventor and author on several U.S. patents and publications relating to molecular diagnostic methods, techniques and therapeutics for infectious diseases and cancer.

Dr. De La Rosa earned a Fogarty Fellowship and an Intramural Research Training Award Fellowship from the National Institutes of Health, where he completed post-doctoral training in the Laboratory of Biochemistry and the Laboratory of Pathology of the National Cancer Institute. He holds a Bachelor’s Degree in Microbiology from the University of California, San Diego, and a Ph.D. in Microbiology from Miami University.

We believe that Dr. De La Rosa is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and his experience as an officer and director in the pharmaceutical industry.

David Keefer

Mr. Keefer has served as a member of our Board since 2018. Mr. Keefer is a 30-year industry veteran with broad-based experience in leading commercial operations. In addition, he is engaged in the nutraceutical area with a healthy energy supplements and drinks company. Mr. Keefer has been a visionary leader in the health care industry with a proven track record of success. He is a seven-time winner of Pharma Voice’s top 100 leaders in healthcare. Mr. Keefer has held executive roles including CEO, Chief Global Development Officer, Chief Commercial Officer, and other commercial focused roles in marketing and communications at Biovail, Pharmacia, Pfizer, Wyeth and Publicis Health. Mr. Keefer has been President of Ethica Group, LLC, a healthcare consulting firm, since 2017, and is currently a director at SDHB Coalition, a non-profit organization focused on treatment of rare cancers. From 2006 to 2017, Mr. Keefer had overall responsibility for Global Business Development for Publics Health, the world’s largest global health focused organization offering marketing, communications, and personal message delivery solutions to the life sciences market.

We believe that Mr. Keefer is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry as an executive and a director.

John C. Thomas, Jr.

Mr. Thomas has served as a member of our Board since December 2020. Mr. Thomas has also served and continues to serve as Chief Financial Officer, Secretary and Director of multiple privately held start-up companies during the last thirty-nine years, seven of which went public while serving as Chief Financial Officer. Mr. Thomas presently serves as the Chief Financial Officer and Secretary of Oxia, Inc. and DemeRx Inc., which are both privately held companies in the life sciences field. Oxia, Inc. is focused on developing a new class of medicine around the activation of SRCs. Oxia, Inc. was formed in May 2025 by licensing the technology from CoRegen, Inc., an oncology-focused company that Mr. Thomas had been the Chief Financial Officer and Secretary since inception in February 2022. In late 2017, Mr. Thomas rejoined DemeRx, Inc., a privately held company developing non-additive treatments for addiction after previously serving as Chief Financial Officer from 2010 to 2013. Previously, he served as the Chief Financial Officer and Secretary of SmartPharm Therapeutics, Inc, a genetic research and development company, from its inception in 2017 until it was acquired in September 2020. Mr. Thomas served as a director of NantKwest, Inc. (Nasdaq: NK), including serving as chairperson of the audit committee and a member of the compensation committee, from April 2014 until it merged with Immunity Bio (Nasdaq: IBRX) in 2021. Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce.

We believe that Mr. Thomas is qualified to serve on our board of directors due to his significant financial and accounting knowledge and experience serving on boards of directors of public companies.

Melvin Toh, M.B.B.S.

Dr. Toh has served as a member of our Board since October 2024. Dr. Toh is currently a Director and the Vice President and Chief Scientific Officer of CK Life Sciences Int’l., (Holdings) Inc. (“CK Life Sciences”), a company listed on the Hong Kong Stock Exchange. He joined CK Life Sciences in January 2008 and was previously Vice President, Pharmaceutical Development, before being promoted to Chief Scientific Officer in November 2018. He holds Bachelor of Medicine and Bachelor of Surgery degrees from the National University of Singapore and a Master of Science degree in Epidemiology from the University of London. Dr. Toh has over 30 years of experience in clinical medicine and pharmaceutical research and development, and has held various management and scientific positions in Asia and the United States. Prior to CK Life Sciences, Dr. Toh was Director of Clinical Pharmacology in Oncology Development,

directing a team of scientists working on the clinical development of new cancer drugs for a leading pharmaceutical firm in the United States.

We believe Dr. Toh is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry as an executive and a director.

Richard J. Whitley, M.D.

Dr. Whitley has served as a member of our Board since December 2020. Dr. Whitley is the Distinguished Professor, Loeb Scholar Chair in Pediatrics, and Professor of Pediatrics, Microbiology, Medicine and Neurosurgery at the University of Alabama at Birmingham. He is the Co-Director, Division of Pediatric Infectious Diseases; Vice-Chair, Department of Pediatrics; Senior Scientist, Department of Gene Therapy; Director for Drug Discovery and Development; Senior Leader, Comprehensive Cancer Center; Associate Director for Clinical Studies, Center for AIDS Research; and Co- Founder and Co-Director, Alabama Drug Discovery Alliance. Dr. Whitley is responsible for the National Institute of Allergy and Infectious Diseases (NIAID) Collaborative Antiviral Study Group and directs a center for drug discovery in the arena of emerging infections. He is a past President of the International Society of Antiviral Research and the Infectious Diseases Society of America, and chaired both the NIAID Recombinant DNA Advisory Council, the NIAID HIV Vaccine Data Safety and Management Board and the NIH COVID Vaccine Data Safety and Management Board. Dr. Whitley was a director of Gilead Sciences, Inc. (Nasdaq: GILD) from 2008 to 2021 and served on Gilead’s Scientific Advisory Board from 2003 to 2008. He is an elected member of the American Society of Clinical Investigation, the Association of American Physicians and an Honorary member of the Irish Academy of Science. He is the recipient of the Alexander Fleming Award from the Infectious Society of America and the John Howland Award from the American Pediatric Society.

We believe that Dr. Whitely is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry and serving on boards of directors of public companies.

Alan Yu

Mr. Yu has served as a member of our Board since October 2024. Mr. Yu is currently the Deputy Chairman of CK Life Sciences, a pharmaceutical, nutraceutical, and agricultural development and management company listed on the Hong Kong Stock Exchange. Prior to being Deputy Chairman, Mr. Yu was Vice President and Chief Executive Officer of CK Life Sciences, since September 2020. Prior to becoming Vice President and Chief Executive Officer, Mr. Yu had been Vice President and Chief Operating Officer of CK Life Sciences since June 2002. Mr. Yu also served as the Chairman of WEX Pharmaceuticals, Inc. Mr. Yu has a Bachelor of Arts degree in Philosophy and Comparative Literature from The University of Hong Kong and a Master’s degree in Business Administration from The Chinese University of Hong Kong. Mr. Yu is a Fellow of the Hong Kong Institute of Directors.

We believe that Mr. Yu is qualified to serve on our board of directors due to his significant knowledge and experience in the pharmaceutical industry as an executive and a director.

Legal Proceedings with Directors or Executive Officers

There are no legal proceedings related to any of our directors or executive officers that require disclosure pursuant to Items 103 or 401(f) of Regulation S-K.

Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee and Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.dwtx.com, or by contacting the Company at the attention of the Secretary at our offices at Dogwood Therapeutics, Inc., 44 Milton

Avenue, Alpharetta, GA 30009. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Our Board believes that our Chief Executive Officer is in the best position to most effectively serve as the Chairman of the Board given that he has the primary responsibility for managing our day-to-day operations and therefore has a detailed and in- depth knowledge of the risks, issues, opportunities and challenges facing us and our business. The Board also believes that the Chief Executive Officer serving as Chairman of the Board further promotes information flow between management and the Board and enhances the quality of the Board’s overall decision-making process, including with respect to risk assessment. In the future, we may also introduce a role of lead independent director.

Meetings of the Board and Board Attendance

During 2025, our Board held seven meetings, our Audit Committee held six meetings, our Compensation Committee held two meetings and our Nominating Committee held one meeting. Each director attended at least 75% of the meetings of the Board and meetings of each committee on which he or she served during 2025.

Directors are encouraged, but not required, to attend our annual stockholder meetings.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company or any other members of management of the Company.

Director Independence

Our Board has determined that John C. Thomas, Jr., David Keefer, Abel De La Rosa, and Richard Whitley are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that John C. Thomas, Jr., David Keefer and Abel De La Rosa meet the additional test for independence for audit committee members imposed by SEC regulations and the Nasdaq Stock Market Rules and that David Keefer, Abel De La Rosa and Richard Whitley meet the additional test for independence for compensation committee members imposed by the Nasdaq Stock Market Rules. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, our certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

Our Audit Committee consists of Abel De La Rosa, David Keefer and John C. Thomas, Jr., with John C. Thomas, Jr. serving as chair. Our Compensation Committee consists of Abel De La Rosa, David Keefer and Richard Whitley, with David Keefer serving as chair. Our Nominating Committee consists of David Keefer and Richard Whitley, with Richard Whitley serving as chair. In compliance with the Nasdaq Stock Market Rules, all of the members of our Audit, Compensation and Nominating Committees are independent.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. In 2025, our Audit Committee held six meetings. The functions of our Audit Committee include, among other things:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
●	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;
●	discussing our risk management policies;
●	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act of 1933 (the “Securities Act”), and has financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that John C. Thomas, Jr. qualifies as an audit committee financial expert. For the relevant experience of John C. Thomas, Jr. that qualifies him as an audit committee financial expert, please see his biographical information under “Nominees for Election to the Board of Directors for a Term Expiring at the 2026 Annual Meeting.”

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. In 2025, our Compensation Committee held two meetings. The functions of our Compensation Committee include, among other things:

●	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
●	overseeing and administering our cash and equity incentive plans;
●	reviewing and making recommendations to our Board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required; and
●	preparing the annual compensation committee report required by SEC rules, to the extent required.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. In 2025, our Nominating Committee held one meeting. The functions of our Nominating Committee include, among other things:

●	identifying nominees for election to the Board, consistent with the qualifications and criteria approved by the board;
●	determining the composition of the committees of the Board;
●	recommending to the Board the director nominees for the annual meeting of stockholders;
●	developing, overseeing and making recommendations to the Board regarding our corporate governance guidelines and procedures;
●	establishing and monitoring a process of assessing the Board’s effectiveness; and
●	overseeing the evaluation of the Board.

While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. The value of diversity on the Board should be considered and nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

Compensation Committee Interlocks and Insider Participation

During 2025 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.virios.com.

Insider Trading Policy

Our insider trading policy governs trading by our directors, officers, employees and associates (including consultants), which we refer to as “Covered Persons.” The Insider Trading Policy requires pre-clearance of transactions involving Company securities by certain insiders and prohibits Covered Persons from trading (or tipping others to trade) in Company securities on the basis of material, non-public information. Our Insider Trading Policy also prohibits Covered Persons from engaging in certain transactions, including “short” sales, sales “against the box” and buying or selling puts or calls or other derivative instruments based on our securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2025, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2025 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with Forvis Mazars, LLP, our independent registered public accounting firm for the year ended December 31, 2025. The Audit Committee has also received and reviewed the written disclosures and the letter from Forvis Mazars, LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with Forvis Mazars, LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Audit Committee:

Abel De La Rosa, Ph.D.,

David Keefer,

and
John C. Thomas, Jr., Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 26, 2026 (except where otherwise noted) by:

●	each stockholder known by the Company to own beneficially more than 5% of our common stock.
●	each of our Named Executive Officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);
●	each of our directors; and
●	all directors and executive officers as a group.

Percentage ownership in the following table is based on [33,401,553] shares of common stock outstanding as of April 26, 2026. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 26, 2026 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address of all listed stockholders is c/o Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Abel De La Rosa, Ph.D.	1,473	(1)	*
Greg Duncan	47,688	(2)	*
R. Michael Gendreau, M.D., Ph.D.	9,993	(3)	*
David Keefer	1,855	(4)	*
John C. Thomas, Jr.	1,362	(5)	*
Melvin Toh, M.B.B.S.	-		*
Angela Walsh	10,330	(6)	*
Richard J. Whitley, M.D.	1,343	(7)	*
Alan Yu	-		*
All Executive Officers and Directors as a Group (10 persons)	84,212	(8)	0.3%

Beneficial Owners of more than 5% of our common stock:
Sealbond Limited	21,822,333	(9)	65.3%
Conjoint, Inc.	2,842,638	(10)	8.5%
*	Denotes beneficial ownership of less than 1%.
(1)	Includes 1,313 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(2)	Includes 45,390 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(3)	Consists of 9,993 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(4)	Includes 1,343 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(5)	Includes 1,322 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(6)	Includes 10,210 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(7)	Includes 1,315 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(8)	Includes 81,054 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.

(9)	Based solely on information contained in a Schedule 13D filed with the SEC on November 21, 2025. Sealbond Limited (“Sealbond”) is an indirect, wholly-owned subsidiary of CK Life Sciences Int'l., (Holdings) Inc. (“CKLS”). The business address of Sealbond is 2 Dai Fu Street, Tai Po Industrial Estate, New Territories, Hong Kong.
(10)	Based solely on information contained in a Schedule 13D filed with the SEC on November 21, 2025. Conjoint Inc. (“Conjoint”) is an indirect, wholly-owned subsidiary of CKLS. The business address of Conjoint is 2 Dai Fu Street, Tai Po Industrial Estate, New Territories, Hong Kong.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth additional information as of December 31, 2025 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2025. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted- average exercise price of outstanding options, warrants and rights(b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(c)(2)
Equity compensation plans approved by security holders(3)	1,105,578	$12.80	1,867,209
Equity compensation plans not approved by security holders	—	—	—
Total	1,105,578	$12.80	1,867,209
(1)	Consists of the weighted average exercise price of outstanding options as of December 31, 2025.
(2)	Consists entirely of shares of common stock that remain available for future issuance under the Dogwood Therapeutics Amended and Restated 2020 Equity Incentive Plan as of December 31, 2025.
(3)	Consists of options outstanding as of December 31, 2025 under the Dogwood Therapeutics, Inc. Second Amended and Restated 2020 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the date of this Proxy Statement:

Name	Age	Position
Greg Duncan	61	Chairman and Chief Executive Officer
R. Michael Gendreau, M.D., Ph.D.	70	Chief Medical Officer
Ralph Grosswald	57	Senior Vice President of Operations
Angela Walsh	60	Chief Financial Officer

Greg Duncan — For biographical information of Greg Duncan, see “Board of Directors.”

R. Michael Gendreau, M.D., Ph.D. has been our Chief Medical Officer since January 2021 and prior to that was acting Chief Medical Officer since 2012 through his healthcare biotechnology firm, Gendreau Consulting, LLC. Dr. Gendreau received his B.S. in chemistry from Ohio University and his M.D./Ph.D. in medicine and pharmacology from The Ohio State University College of Medicine. Before starting his own consulting firm, from 1995 to 2011, Dr. Gendreau worked at Cypress Bioscience, Inc. in various positions including Vice President of Research and Development and Chief Medical Officer. Before joining Cypress Bioscience, Inc., Dr. Gendreau was Vice President of Research and Development and Chief Medical Officer for MicroProbe Corporation, a developer and manufacturer of DNA/RNA probe-based diagnostic products.

Ralph Grosswald has served as the Senior Vice President of Operations since January 1, 2022 and prior to that he was the Vice President of Operations since April 1, 2020. Mr. Grosswald brings 25 years of experience developing innovative drugs and medical devices to our leadership team. Prior to joining Dogwood, Mr. Grosswald was the Vice President of Operations at Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare diseases such as Cystic Fibrosis, from 2005 to March 2020, where he managed operations, nonclinical development and clinical trials of acebilustat for the treatment of cystic fibrosis. Prior to that, Mr. Grosswald was the initial employee of GMP Companies, Inc. where he managed development programs of the first ever Microinvasive Glaucoma Shunt and the LifeSync Wireless ECG from 1999 to 2005. Before joining GMP, from 1997 to 1999, he was the Director of Outcomes Research for the National Healthcare Network, a cardiovascular centers of excellence managed care network partnered with the Duke Clinical Research Institute. Mr. Grosswald began his career as a clinical trial coordinator for both interventional cardiology and cardiothoracic surgery studies at the Emory University School of Medicine from 1990 to 1997. Mr. Grosswald holds a Bachelor of Arts and a Master of Public Health degree from Emory University.

Angela Walsh has served as the Chief Financial Officer since October 7, 2024 and prior to that Ms. Walsh was our Senior Vice President of Finance since January 1, 2021. Prior to January 2021, Ms. Walsh served as our Vice President of Finance from April 1, 2020. Prior to joining Dogwood, from 2016 to March 2020, Ms. Walsh was the Vice President of Finance for Celtaxsys, Inc., a privately held biotech company focused on developing anti-inflammatory medicines for rare diseases such as Cystic Fibrosis, where she oversaw and managed the company’s financial and accounting activities. From 2015 to 2016, Ms. Walsh was a partner at Vennskap, LLC and from 2014 to 2015, Ms. Walsh was the Chief Financial Officer for Green Circle Bio Energy, a startup renewable energy company, where she was part of the executive team that executed a successful acquisition by Enviva Partners, LP. From 2011 to 2014, she was the Chief Financial Officer at Atlanco, Inc., a tactical apparel company, and from 2006 to 2011, she held various positions at Altea Therapeutics, Inc., a biotech transdermal patch and medical device company, the last of which was Vice President of Finance. From 2003 to 2006, she worked for Russell Corporation where she held various positions, including serving as the Controller for Huffy Sports. During her tenure, Ms. Walsh has participated in numerous capital market transactions including mergers and acquisitions, debt offerings and initial public offerings. Ms. Walsh began her accounting career with Arthur Anderson, LLP as an auditor and is a Certified Public Accountant in both Georgia and North Carolina. Ms. Walsh holds a Bachelor of Science in Accounting from Wake Forest University.

EXECUTIVE AND DIRECTOR COMPENSATION

The information in this section summarizes the compensation earned by our executive officers.

Our named executive officers for the year ended December 31, 2025 (“Named Executive Officers”), which consist of our principal executive officer, up to two other most highly compensated executive officers who were serving as executive officers as of December 31, 2025 and up to two additional individuals who would have been another most highly compensated executive officer but for the fact that such individual was not serving as an executive officer as of December 31, 2025, are:

●	Greg Duncan, our Chairman and Chief Executive Officer;

●	R. Michael Gendreau, MD, PhD, our Chief Medical Officer; and

●	Angela Walsh, our Chief Financial Officer

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Greg Duncan	2025	577,003	2,400,598	317,352	49,775	3,344,728
Chairman and Chief Executive Officer	2024	522,950	39,138	277,673	41,459	881,220
R. Michael Gendreau, MD, PhD	2025	366,082	779,142	146,433	38,620	1,330,277
Chief Medical Officer	2024	331,788	24,831	123,319	31,678	511,616
Angela Walsh	2025	300,910	779,142	128,761	43,238	1,252,051
Chief Financial Officer	2024	239,625	17,934	65,738	41,031	364,328
(1)	The amounts in this column represent the grant date fair value of the option awards as calculated using the Black-Scholes option pricing model.
(2)	The amounts in this column represent annual cash incentive awards payable to our Named Executive Officers with respect to 2025.
(3)	The amounts in this column represent Company paid premiums for employees’ medical, dental, vision, short-term disability, long-term disability and life insurance benefits.

Employment Agreements

We have entered into employment agreements with our executive officers, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report on Form 10-K.

Duncan Employment Agreement

We entered into an employment agreement with Mr. Duncan dated effective as of April 5, 2020. Under the employment agreement, we agreed to pay him an annual base salary of $500,000 and an annual cash bonus with a target amount of no less than 50% of the base salary based upon objectives established annually by the Board.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Mr. Duncan for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Mr. Duncan is terminated six months prior to, or two years after, a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Mr. Duncan for Good Reason, then Mr. Duncan shall be entitled to receive a cash payment equal to 1.5 times his then-current annual base salary, plus 1.5 times his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Mr. Duncan received a grant of stock options equal to 5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate on December 21, 2030.

Gendreau Employment Agreement

On September 10, 2020, we entered into an employment agreement with Dr. Gendreau setting forth the terms of his employment as our Chief Medical Officer. Pursuant to the agreement, Dr. Gendreau is entitled to an annual base salary of $325,000, which amount is subject to annual review by and at the sole discretion of our Board or the Compensation Committee. Dr. Gendreau is eligible to receive an annual cash bonus equal with a target amount on no less than 35% of his then-current base salary, provided that he achieves performance targets determined by the Board or the Compensation Committee.

The employment agreement commenced on January 1, 2021 (the “Commencement Date”) and continues until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to three (3) months of base salary and a prorated portion of the applicable cash bonus upon termination by Dr. Gendreau for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Dr. Gendreau is terminated six months prior to or two years after a change of control (as defined in the agreement) by the Company for any reason other than Cause or by Dr. Gendreau for Good Reason, then Dr. Gendreau shall be entitled to receive a cash payment equal to his then-current annual base salary, plus his cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the Commencement date, Dr. Gendreau received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding as of the date of grant. Thirty-three and 1/3 percent (33.333%) of options shall vest and become exercisable on the first anniversary of the Commencement date provided Dr. Gendreau continues to be employed at such time. Thereafter, the remaining sixty-six and 2/3 percent (66.667%) of the options shall vest and become exercisable in 24 equal monthly installments (at the end of each successive one-month period) following the first anniversary of the Commencement Date, provided Dr. Gendreau continues to be employed on each vesting date. In the case of a change in control event, the options shall be treated as immediately and full vested. The options terminate 10 years after the Commencement Date.

Walsh Employment Agreement

On April 5, 2020, we entered into an employment agreement with Ms. Walsh setting forth the terms of her employment as our Vice President of Finance. Pursuant to the agreement, Ms. Walsh is entitled to an annual base salary of $195,000, which amount is subject to annual review by and at the sole discretion of our Board or the Compensation Committee. Ms. Walsh is eligible to receive an annual cash bonus with a target amount of no less than 20% of her then-

current base salary, provided that she achieves performance targets determined by the Board or the Compensation Committee.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death of the employee, (ii) upon disability, (iii) for cause, (iv) with good reason or without cause, or (v) voluntarily. The employment agreement also contains, among other things, the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) paid vacation leave; (iii) health benefits; and (iv) a severance payment equal to twelve (12) months of base salary and a prorated portion of the applicable cash bonus upon termination by Ms. Walsh for Good Reason (as defined in the agreement) or by the Company without Cause (as defined in the agreement), with restrictive covenants applicable for a corresponding period after termination.

In the event Ms. Walsh is terminated six months prior to or two years after a Change of Control (as defined in the agreement) by the Company for any reason other than Cause or by Ms. Walsh for Good Reason, then Ms. Walsh shall be entitled to receive a cash payment equal to her then-current annual base salary, plus her cash bonus for the year in which the termination occurs. Such payment shall be in lieu of the severance payment described above.

Pursuant to the employment agreement, upon the closing of the IPO, Ms. Walsh received a grant of stock options equal to 0.5% of the outstanding shares of common stock outstanding immediately after the closing of the offering at an exercise price equal to the price per share of common stock in the offering. The options were immediately vested and exercisable and will terminate on December 21, 2030.

Base Salaries/Compensation

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our Named Executive Officers. Base salaries and base compensation are reviewed annually by the Compensation Committee and adjusted from time to time to realign salaries and compensation with market levels after taking into account individual responsibilities, performance and experience. As of December 31, 2025, the annual base salaries or base compensation for each of Mr. Duncan, Dr. Gendreau and Ms. Walsh was $577,003, $366,082 and $321,903, respectively.

Benefits

We offer a comprehensive package of employee welfare benefits that includes group life insurance, health insurance, dental insurance, vision insurance and short-term and long-term disability. Executive officers may participate on the same basis as other full-time employees.

Bonuses

Each executive officer’s employment agreement establishes a cash bonus target as a percentage of their base salary. These bonuses are contingent upon the achievement of pre-established corporate targets and objectives. At the end of each year, these pre-established targets and objectives are reviewed by the Compensation Committee and bonuses are awarded based on the successful achievement of these milestones. For the year ended December 31, 2025, the cash bonus for each of Mr. Duncan, Dr. Gendreau and Ms. Walsh was $317,352, $146,433 and $128,761, respectively.

Equity Compensation

On June 18, 2025, the stockholders of the Company approved the Amended and Restated 2020 Equity Plan to increase the total number of shares of common stock reserved for issuance under the Plan by 108,612 shares to 191,112 total shares issuable and on November 21, 2025, the stockholders of the Company approved the Second Amended and Restated 2020 Equity Incentive Plan (the “Plan”) to increase the total number of shares of common stock reserved for issuance under the Plan by 2,781,675 shares to 2,972,787 total shares issuable under the Plan. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan.

The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Administration. The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 2,972,787 shares. If grants of stock options or stock awards under the Plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares subject to grant under the Plan to any individual, with the exception of any non-employee director, during any calendar year is limited to 500,000 shares. With respect to any non-employee director, the maximum aggregate number of shares subject to grant under the Plan to any individual during any calendar year is limited to 200,000 shares.

If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

Eligibility for participation. Members of our Board, as well as employees of, and consultants and advisors to, us will be eligible to receive awards under the Plan.

Award agreements. Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.

Stock options. The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.

Stock awards. The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the

Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.

Change in control. Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.

As used in the Plan, a “Change of Control” shall mean:

●	any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;
●	any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;
●	any sale or other disposition of all or substantially all of our assets; or
●	a complete liquidation or dissolution of us.

Amendment and termination. Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2025.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1,2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date
Greg Duncan	12/21/2020	17,437	—	$250.00	12/21/2030
	6/21/2021	2,400	—	169.50	6/21/2031
	6/23/2022	3,600	—	105.75	6/23/2032
	12/12/2022	16,400	—	6.9725	12/12/2032
	2/26/2024	5,553	—	8.925	2/26/2034
	6/27/2025	—	40,000	4.71	6/27/2035
	12/4/2025	—	460,000	6.14	12/4/2035
R. Michael Gendreau, MD, PhD	1/1/2021	1,669	—	187.75	1/1/2031
	6/23/2022	1,600	—	105.75	6/23/2032
	12/12/2022	3,200	—	6.9725	12/12/2032
	2/26/2024	3,523	—	8.925	2/26/2034
	6/27/2025	—	12,075	4.71	6/27/2035
	12/4/2025	—	150,000	6.14	12/4/2035
Angela Walsh	12/21/2020	1,665	—	250.00	12/21/2030
	6/21/2021	1,200	—	169.50	6/21/2031
	6/23/2022	1,600	—	105.75	6/23/2032
	12/12/2022	3,200	—	6.9725	12/12/2032
	2/26/2024	—	2,545	8.925	2/26/2034
	6/27/2025	—	12,075	4.71	6/27/2035
	12/4/2025	—	150,000	6.14	12/4/2035
(1)	Each stock option award with a Grant Date of 12/21/2020 represented in this column vested immediately upon grant.
(2)	Each stock option award with a Grant Date of 2/26/2024 represented in the column vests 100% on the first anniversary of the grant date.
(3)	Each stock option award represented in this column has the same vesting schedule, which provides for 1/3rd of the award to vest on the first anniversary of the grant date and the remainder of the award to vest 1/24th each month thereafter.

Compensation of Directors

Directors who are also our employees or who are employees affiliated with our largest investor, CK Life Sciences, do not receive compensation for their service on our Board. During 2025, each non-employee director received a cash retainer of $9,091 for the first and second quarters of 2025 and $10,000 for the third and fourth quarters of 2025. During 2024, each non-employee director received a cash retainer of $8,458 for the first quarter of 2024, $7,875 for the second and third quarters of 2024 and $9,091 for the fourth quarter of 2024. In addition, in 2025, the Chairperson of the Audit Committee, Compensation Committee and Nominating Committee received additional annual cash compensation of $15,064, $10,043 and $8,034, respectively; and the other members of such committees received additional annual cash compensation of $7,532, $5,021 and $4,017, respectively. In 2024, the Chairperson of the Audit Committee, Compensation Committee and Nominating Committee received additional annual cash compensation of $14,500, $9,667 and $7,733, respectively; and the other members of such committees received additional annual cash compensation of $7,250, $4,833 and $3,867, respectively. On June 18, 2025, and upon the receipt of stockholder approval at our 2025

Annual Meeting of Stockholders, each non-employee director was granted a catch-up option for the 2024-2025 service period to purchase 210 shares of our common stock and an option for the 2025-2026 service period to purchase 210 shares of our common stock. These options will vest in full on the first anniversary of the grant date. In addition, on June 27, 2025, the Board granted to each non-employee director an option to purchase 2,362 shares of our common stock which will vest in full on the first anniversary of the grant date. On February 26, 2024, the Board approved option grants to the non-employee directors in connection with a 10% reduction in the cash compensation of the non-employee directors. Messrs. Burch, Keefer and Thomas were granted options to purchase 117, 188 and 167 shares of our common stock, respectively, and Drs. De La Rosa, Pridgen and Whitley were granted options to purchase 158, 117 and 160 shares of our common stock, respectively. These options vested in full on the first anniversary of the grant date.

The following table sets forth information concerning compensation for services rendered by our non-employee directors in 2025:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total Compensation ($)
Abel De La Rosa, Ph.D	49,827	10,165	59,992
David Keefer	58,865	10,165	69,030
John C. Thomas, Jr.	52,338	10,165	62,503
Richard J. Whitley, M.D.	50,329	10,165	60,494
(1)	The amounts set forth in this column do not reflect dollar amounts actually received by our directors. Rather, these amounts reflect the aggregate grant date fair value of each stock option granted to such director calculated using the Black-Scholes option-pricing model. The assumptions made in the calculation of these amounts are included in Note 13 of the Notes to Financial Statements included in our Annual Report on Form 10- K.

Policies and Practices Regarding Timing of Certain Equity Awards

The Compensation Committee typically approves the target value of annual equity awards for the Company’s executive officers, including each of the named executive officers, and any awards to non-executive employees at its meeting in December of each year, with a grant date to be effective on the date of approval by the Board at its December meeting. In special circumstances, including the hiring or promotion of an individual or where the Compensation Committee and Board determines it is in the Company’s best interest, the Compensation Committee and Board may approve grants to be effective at other times. The Compensation Committee and the Board do not take material nonpublic information into account when determining the timing and terms of any equity awards, and it is our practice not to time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding “compensation actually paid” (as defined by such rules) for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. Our Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown. This is the first year the Company has been required to include Pay Versus Performance disclosure in our proxy statement.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on: TSR(4) ($)	Net Loss ($)
2025	3,344,728	2,621,581	1,291,164	1,056,332	17.32	(34,257,370)
2024	881,220	751,884	437,972	399,531	28.94	(12,349,724)
(1)	Greg Duncan was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented were R. Michael Gendreau and Angela Walsh.
(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Less Grant Date Fair Value of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table for the applicable year.
(4)	Assumes $100 was invested in the Company for the period starting December 29, 2023, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Year	Summary Compensation Table Total for PEO ($)	Less Grant Date Fair Value of Stock Awards for PEO ($)	Equity Award Adjustments for PEO(1) ($)	Compensation Actually Paid to PEO ($)
2025	3,344,728	2,400,598	1,677,451	2,621,581
2024	881,220	39,138	(90,198)	751,884

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Less Average Grant Date Fair Value of Stock Awards for Non-PEO NEOs ($)	Equity Award Adjustments for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,291,164	779,412	544,580	1,056,332
2024	437,972	21,383	(17,058)	399,531

(1)	The amounts in Equity Award Adjustments column in the tables above include the addition (or subtraction, as applicable) of the following: (1) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (2) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (3) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (4) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (5) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. During the periods presented, we did not sponsor a pension plan, pay dividends or have any other earnings paid on equity awards prior to the applicable vesting date. The amounts deducted or added in calculating the equity award adjustments are set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total Equity Award Adjustments for PEO ($)
2025	1,652,699	—	—	24,752	—	1,677,451
2024	11,708	(60,221)	—	(41,685)	—	(90,198)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total Equity Award Adjustments for Non-PEO NEOs ($)
2025	535,722	—	—	8,858	—	544,580
2024	6,397	(13,236)	—	(10,219)	—	(17,058)

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid (“CAP”) and Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and the cumulative TSR over the two most recently completed fiscal years for the Company.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net loss during the two most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Other than as described below, there have not been any transactions since January 1, 2023 that we have been a party to and in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers, beneficial owners of more than 5% of our capital stock, or their immediate family members, have had or will have a direct or indirect material interest.

Gendreau Consulting, LLC

The Company uses Gendreau Consulting, LLC, a consulting firm (“Gendreau”), for drug development, clinical trial design and planning, implementation and execution of contracted activities with the clinical research organization. Gendreau’s managing member is the Company’s Chief Medical Officer (“CMO”). From time to time, the Company contracts the services of the CMO’s spouse through Gendreau to perform certain activities in connection with the Company’s ongoing clinical development of its product candidates. In the past, the Company has contracted the CMO’s spouse to serve as the Company’s Medical Monitor. Currently, the Company has contracted the services of the CMO’s spouse to serve as the Company’s Chief Safety Officer for the HAL-CINP-203 clinical trial. In addition, the Company has contracted the services of the CMO’s daughter to serve as an assistant for various clinical site related activities. During the years ended December 31, 2025 and 2024, the Company paid Gendreau $376,063 and $56,141, respectively, and had accounts payable of $14,335 and $21,260 to Gendreau as of December 31, 2025 and 2024, respectively.

Conjoint, Inc.

On October 7, 2024, in connection with the Share Exchange Agreement (the “Exchange Agreement”) with Sealbond Limited pursuant to which the Company acquired 100% of the issued and outstanding common shares of Pharmagesic (Holdings) Inc., the Company also entered into a Loan Agreement (the “Loan Agreement”) with Conjoint Inc., a Delaware corporation (“Lender”) and an affiliate of CK Life Sciences Int’l., (Holdings) Inc. Pursuant to the Loan Agreement, Lender agreed to make a loan to the Company in the aggregate principal amount of $19,500,000, of which (i) $16,500,000 was disbursed on October 7, 2024 and (ii) $3,000,000 was disbursed on February 18, 2025. Pursuant to the terms of the Loan Agreement, the proceeds were to be used for the purpose of (1) funding operations and (2) performing clinical and research & development activities related to Halneuron®. The Loan Agreement bore interest at the Secured Overnight Financing Rate (“SOFR”) plus 2.00%, that increases by 1.00% in the event of default that resets on an annual basis on October 1st. The Loan Agreement was payable in full with principal and accrued interest on October 7, 2027.  The promissory note was recorded net of issuance costs of $1,177,355.  The issuance costs were being amortized to interest expense using an effective interest rate of 7.82%.  For the year ended December 31, 2025, the Company recognized interest expense of $197,437 and amortization of issuance costs of $52,373 in the accompanying consolidated statement of operations and comprehensive loss. As of the year ended December 31, 2024, the Company recognized interest expense of $229,454 and amortization of issuance costs of $58,432 in the accompanying consolidated statements of operations.

On March 12, 2025, the Company entered into the Exchange and Cancellation Agreement with the Lender. Pursuant to the Exchange and Cancellation Agreement, the principal amount of all loans made to the Company under the Loan Agreement, along with accrued interest through March 12, 2025 (as of such date, an aggregate of $19,926,891), was deemed repaid and all of the Company’s obligations satisfied in full and cancelled in exchange for 284.2638 shares of the Company’s Series A-1 Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”), based on a price per underlying share of common stock of $7.01. The price was determined by reference to the average Nasdaq Official Closing Price of the Company’s common stock for the five trading days immediately prior to the signing of the Exchange and Cancellation Agreement. Each share of Series A-1 Preferred Stock was convertible into 10,000 shares of common stock.

Policies and Procedures for Related Party Transactions

We have not adopted a formal policy that covers the review and approval of other related person transactions by our Board. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. Our Audit Committee also has the responsibility to review all related-person transactions and other conflicts of interest.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is seven. The Board has nominated Greg Duncan, Abel De La Rosa, Ph.D., David Keefer, John C. Thomas, Jr., Melvin Toh, M.B.B.S., Richard Whitley, M.D., and Alan Yu for election as directors at the Annual Meeting. Upon the adjournment of our 2026 Annual Meeting of Stockholders, the Board will be composed of seven directors, each of whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Greg Duncan, Abel De La Rosa, Ph.D., David Keefer, John C. Thomas, Jr., Melvin Toh, M.B.B.S., Richard Whitley, M.D., and Alan Yu, the seven nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Greg Duncan, Abel De La Rosa, Ph.D., David Keefer, John C. Thomas, Jr., Melvin Toh, M.B.B.S., Richard Whitley, M.D., and Alan Yu to the Board as directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Forvis Mazars, LLP audited our financial statements as of and for the years ended December 31, 2025 and 2024. The Company has selected the firm of Forvis Mazars, LLP to serve as its independent registered public accountants for its 2026 fiscal year and seeks ratification of this selection by the Company’s shareholders. A representative of Forvis Mazars, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions from shareholders.

The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Forvis Mazars, LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2025 and December 31, 2024 by Forvis Mazars, LLP, our independent registered public accounting firm for such periods.

Fee Category:	2025	2024
Audit Fees	$624,089	$474,148
Audit Related	—	3,496
Tax Fees	54,740	17,719
Total Fees	$678,829	$495,363

Audit Fees: Consists of professional services paid to Forvis Mazars, LLP provided in connection with the audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements, comfort and consent procedures and direct expenses associated with those services.

Audit Related: Consists of assurance and related services paid to Forvis Mazars, LLP in connection with due diligence, accounting assistance and other consulting services related to non-audit matters.

Tax Fees: Consists of tax compliance and consultation fees in 2025 and 2024.

All of the above services were pre-approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 3: VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AND PREFERRED STOCK AUTHORIZED FOR ISSUANCE

We are asking our stockholders to approve a proposal (the “Share Increase Proposal”) to amend the Company’s certificate of incorporation (the “Charter”) to increase the number of shares of common stock that we are authorized to issue from 43,000,000 shares to 195,000,000 shares and to increase the number of shares of preferred stock (together with our common stock, our “Capital Stock”) that we are authorized to issue from 2,000,000 shares to 5,000,000 shares (such amendment, the “Share Increase Charter Amendment”). In April 2026, the Board adopted resolutions unanimously approving the proposed Share Increase Charter Amendment. At that time, the Board determined that the proposed amendment and increase of our authorized Capital Stock is advisable and in the best interests of the Company and its stockholders. Accordingly, the Board is submitting the Charter Amendment Proposal for approval by our stockholders.

If our stockholders approve the Charter Amendment Proposal, we expect to file the Share Increase Charter Amendment with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our common stock and our preferred stock to 195,000,000 shares and 5,000,000 shares, respectively, as soon as practicable following the Annual Meeting. The Share Increase Proposal would become effective upon filing with the Secretary of State of the State of Delaware. A copy of the proposed Share Increase Charter Amendment is attached hereto as Annex A.

As of the close of business on April 10, 2026, of our aggregate of 45,000,000 authorized shares of Capital Stock, there were [33,401,553] shares of common stock and zero shares of preferred stock issued and outstanding. In addition, as of April 10, 2026, the number of shares of common stock outstanding excludes:

●	4,386,892 shares of common stock issuable upon the exercise of outstanding common stock warrants, having an average exercise price of $3.28;
●	728,000 shares of common stock issuable upon the exercise of outstanding pre-funded warrants, having an average exercise price of $0.0001;
●	1,763,078 shares of common stock issuable upon the exercise of outstanding options, having a weighted average exercise price of $9.07 per share, of which 80,225 shares were vested as of such date;
●	11,700 shares of common stock issuable upon the exercise of outstanding non-qualified options which upon exercise will be unregistered, at an exercise price of $250.00 per share, of which all were vested and exercisable as of such date; and

●	1,209,709 shares of common stock reserved for future issuance under the Second Amended and Restated 2020 Equity Incentive Plan.

The Company’s currently authorized shares of common stock and preferred stock are not sufficient to support its current and planned corporate objectives. Our Board believes it is appropriate to increase our authorized shares of common stock and preferred stock to provide us with additional flexibility to use our common stock for business and financial purposes in the future. The additional shares of common stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisers; and other strategic business purposes. We regularly consider fund raising opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation.

If this Proposal 3 is not approved, we may not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of common stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could completely eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if Proposal 3 is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities that the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals.

If our stockholders do not approve this Proposal 3, the number of shares of capital stock the Company is authorized to issue will not be increased, and we may not be able to access the capital markets; continue to conduct the research and development and clinical and regulatory activities necessary to bring any product candidates to market; complete future corporate collaborations and partnerships; attract, retain and motivate employees, officers, directors, consultants and/or advisers; and pursue other business opportunities integral to our growth and success, all of which could severely harm our business and our prospects.

Based on the Company’s current number of outstanding shares of Capital Stock as of April 10, 2026, the Board believes it is necessary and in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock and preferred stock by approving the Share Increase Charter Amendment. Doing so will ensure the Company has the flexibility needed to meet the Company’s financing and strategic objectives.

Recommendation of the Board

The Board recommends a vote “FOR” the approval of the Company’s Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-FREQUENCY” VOTE)

As required by the Exchange Act, we are asking our stockholders to vote, on an advisory (non-binding) basis, on how frequently we should hold future non-binding advisory stockholder votes on the compensation of our named executive officers (a “Say-on-Pay” vote). The first Say-on-Pay vote will occur at this year’s Annual Meeting and, as 2026 is the first year in which we are required to hold a Say-on-Pay vote pursuant to the rules of the SEC, we do not currently have an established frequency for such votes.

Stockholders may vote to indicate that they would prefer that we hold the Say-on-Pay vote at future annual meetings every year, every two years, or every three years, or may abstain from the vote. This vote is commonly known as the “Say-on-Frequency” vote. Public companies are required to hold a Say-on-Frequency vote at least once every six years.

After considering the benefits and consequences of each alternative, our Board believes that an annual vote on named executive officer compensation beginning in 2026 will provide stockholders with the opportunity to provide regular direct input to the Board and its Compensation Committee about the Company’s executive compensation program. Such an annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking regular input from our stockholders on corporate governance and executive compensation matters. Additionally, the Board believes that an annual advisory vote will allow stockholders to provide their direct input on our compensation philosophy, policies, and practices as disclosed in future proxy statements on a more timely and more consistent basis than if the vote were held less frequently.

While our Board recommends that a Say-on-Frequency vote occur every year, stockholders are not voting to approve or disapprove of the Board’s recommendation. Rather, you will be able to express your preference regarding the frequency of future say-on-pay votes, as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. Although the Say-on-Frequency vote is advisory, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation program.

Required Vote

The frequency that receives the affirmative vote of the majority of the shares present or represented and entitled to vote thereon at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then our Board will consider the option of one year, two years, or three years that receives the highest number of votes cast to be the frequency recommended by stockholders. If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on that matter.

Recommendation of the Board

The Board recommends that stockholders vote “ONE YEAR” for the advisory vote on the frequency of future advisory votes on named executive officer compensation.

PROPOSAL 5: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY” VOTE)

As required by the Exchange Act, we are asking our stockholders to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly referred to as a “Say-on-Pay” vote, provides our stockholders the opportunity to express their view on our named executive officers’ compensation as a whole. This vote is not intended to address any specific items of compensation or any specific named executive officer but rather the overall compensation of all our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. This is our first Say-on-Pay vote.

As described more fully in the “Executive and Director Compensation” section of this Proxy Statement, our executive compensation program is designed to attract, retain, and motivate individuals to deliver on our annual and long-term business objectives necessary to create stockholder value. Our executive compensation program contains elements of cash and equity-based compensation, including performance-based awards. We encourage stockholders to read the Executive and Director Compensation section of this Proxy Statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. Our Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

You will be able to express your view on this Say-on-Pay vote as follows: (i) for, (ii) against, or (iii) abstain. As an advisory vote, this proposal is not binding upon the Company or our Board. However, our Board and, in particular, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, value the opinions of our stockholders expressed through your vote on this proposal. The Board and the Compensation Committee intend to consider the outcome of this vote in making future compensation decisions for our named executive officers.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the stockholders of Dogwood Therapeutics, Inc. approve the compensation paid to the Company’s named executive officers for 2025 as described in the Proxy Statement under “Executive and Director Compensation,” including the executive compensation tables and other narrative disclosure contained therein.”

Required Vote

The affirmative vote (i.e., “FOR” votes) of a majority of the shares present or represented and entitled to vote thereon is required to approve, by a non-binding advisory vote, the compensation of the Company's named executive officers during fiscal year 2025. A vote to “ABSTAIN” will count as present and entitled to vote on that matter and so will have the same effect as a vote “AGAINST” this proposal.

Recommendation of the Board

The Board recommends that stockholders vote “FOR” the advisory vote on the compensation of our named executive officers for 2025.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2027

ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2027 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2027 Annual Meeting of Stockholders and must be received by us not later than December 31, 2026. If, however, the date of our 2027 Annual Meeting of Stockholders will be on or before May 17, 2027 or on or after July 16, 2027 then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2027 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2027 Annual Meeting:

●	no later than January 30, 2027 nor any earlier than December 31, 2026; or
●	if the 2027 Annual Meeting will be held be on or before May 17, 2027 or on or after July 16, 2027, then no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2027 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2027 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

In addition, the deadline for a stockholder to provide notice to us under SEC Rule 14a-19 of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws is April 19, 2027.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009; telephone: 1-866-620-8655.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

Annex A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

DOGWOOD THERAPEUTICS, INC.

The undersigned, being a duly authorized officer of Dogwood Therapeutics, Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

1.The name of the Corporation is Dogwood Therapeutics, Inc.

2.The Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of ARTICLE 4 thereof, and by substituting in lieu thereof, the following new paragraphs:

“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 200,000,000, of which 195,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 5,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).”

3.The amendment of the Certificate of Incorporation herein has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law (“DGCL”). Written consent to the amendment was given in accordance with Section 141(f) of the DGCL.

4.This Certificate of Amendment to the Certificate of Incorporation shall be effective at 12:01 a.m. Eastern Standard Time on             , 2026.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of             , 2026.

DOGWOOD THERAPEUTICS, INC.

By:
Name:
Title:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V95349-P52077 ! ! ! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. DOGWOOD THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. Electing seven persons to the Board to serve until the 2027 Annual Meeting and until their successors are duly elected and qualified. The Board of Directors recommends you vote FOR the following proposals: 2. Ratifying the selection of Forvis Mazars, LLP as the Company’s independent accounting firm for 2026. 3. Vote to approve the amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock and preferred stock authorized for issuance. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. 01) Abel De La Rosa, Ph.D. 02) Greg Duncan 03) David Keefer 04) John C. Thomas, Jr. 05) Melvin Toh, M.B.B.S. 06) Richard J. Whitley, M.D. 07) Alan Yu ! ! ! The Board of Directors recommends you vote 1 YEAR on the following proposal: ! ! ! ! ! ! For Against Abstain 4. Advisory vote on the frequency of future advisory votes on named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: 5. Advisory vote on the compensation of our named executive officers. ! ! ! ! 1 Year 2 Years 3 Years Abstain SCAN TO VIEW MATERIALS & VOTEw DOGWOOD THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V95350-P52077 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at https://ir.dwtx.com/events-presentations/meeting. DOGWOOD THERAPEUTICS, INC. Annual Meeting of Stockholders June 16, 2026 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Dogwood Therapeutics, Inc. hereby appoints Greg Duncan and Angela Walsh, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2026 Annual Meeting of Stockholders of Dogwood Therapeutics, Inc. to be held virtually via the internet at https://edge.media-server.com/mmc/go/dwtx2026agm on June 16, 2026, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted “FOR” each of the nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "1 YEAR" in Proposal 4, and "FOR" Proposal 5. Continued and to be signed on reverse side.